--------------------------------------------------------------------------------

                                  John Hancock

                                  Patriot
                                    Preferred
                                  DIVIDEND FUND


------
ANNUAL
REPORT
------

5.31.02









                              [LOGO]   John Hancock
                                    ------------------
                                    JOHN HANCOCK FUNDS





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
---------------------------
Your fund at a glance
page 1
---------------------------
Managers' report
page 2
---------------------------
Fund's investments
page 6
---------------------------
Financial statements
page 9
---------------------------
Trustees & officers
page 22
---------------------------
For your information
page 29
---------------------------


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through May 31, 2002, with the Dow Jones Industrial Average returning -0.22% and the Standard & Poor's 500 Index returning -6.49%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 17.16% in the first five months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor.

Sincerely,


/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks to provide high current income, consistent with preservation of capital, by investing primarily in preferred stocks.

Over the last twelve months

[ ] Preferred stocks held their ground better than common stocks amid global political uncertainty, anemic economic conditions and heightened market volatility.

[ ] The Fund's high-quality focus aided returns.

[ ] Utility common stocks slumped due in part to investigations of some companies' energy trading practices.


--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Preferred Dividend Fund". Under the heading is a note that reads "Fund performance for the year ended May 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.48% total return for John Hancock Patriot Preferred dividend Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

5.0%     Household International
4.8%     El Paso Tennessee Pipeline, 8.25%, Ser A
4.6%     Citigroup
4.3%     Lehman Brothers Holdings
4.2%     HSBC USA, Inc., $2.8575
4.1%     Bear Stearns
3.8%     SLM Corp., 6.97%, Ser. A
3.6%     AMERCO, 8.50%, Ser A
3.6%     FleetBoston Financial Corp., 6.75%
3.6%     Merrill Lynch & Co., Inc., 9.00%

As a percentage of net assets plus preferred shares on May 31, 2002.

BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

---------
MANAGERS'
REPORT
---------

John Hancock Patriot Preferred Dividend Fund

It wasn't the easiest 12-month period for preferred stocks, although they managed to hold their own a lot better than their common stock counterparts amid heightened market volatility. Preferred stocks started the period in reasonably good shape, thanks primarily to falling interest rates. Because of their relatively high dividends, preferred stocks tend to rise in value like bonds when interest rates fall, and fall in value when rates are on the upswing.

Although preferred stocks weren't immune to the market sell-off after the events of September 11, they began to gain ground in October and November. That's when the Federal Reserve aggressively cut interest rates to steady global markets reeling from the events of September 11 and to prevent an economic slowdown from worsening. Preferred stocks rallied along with the overall bond market. But from December through March, preferreds slipped into somewhat of a funk. An evolving consensus that an economic rebound was just around the corner and strong indications that the Fed was at the end of its cycle of cutting rates prompted investors to gravitate from the more defensive segments of the market - like preferred stocks - into more economically sensitive groups. This trend reversed itself in April with a sell-off in the broader equities market and a rally in Treasuries. In May, a stable Treasury market and weak common stock performance helped preferreds hold their ground.

"It wasn't the easiest 12-month period for preferred stocks..."

UTILITY COMMON STOCKS BRIGHTEN

Utility common stocks - the Fund's other primary investment focus - spent the first half of the year struggling against a number of unfavorable developments. The same gravitation toward growth stocks that muted preferred stock returns in October and

--------------------------------------------------------------------------------
[A photo of Greg Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

November hurt utility common stocks as well. The collapse of energy-trading company Enron also was a major drag on utility stocks - both common and preferred - in the final weeks of 2001. The company, once one of the nation's largest, and a major component of the Dow Jones Utility Average, filed for bankruptcy in December as investors lost confidence in the company's financial reporting. Fears of "Enronitis" spread across the utility sector, causing it to post losses during January. But then conditions turned more favorable in March and April. Despite a warmer-than-normal winter, electricity, oil and natural gas prices rose dramatically in response to stronger industrial demand and heightened tensions in the Middle East. Furthermore, there was growing confidence that most utilities weren't subject to the types of problems that brought down Enron. That sentiment was short-lived, however. Virtually the entire utility sector was called into question in response to Federal investigations into the energy trading practices of a number of utility companies.

"We also avoided other stocks that came under pressure due to Enron-like concerns..."

FUND PERFORMANCE

For the 12 months ended May 31, 2002, John Hancock Patriot Preferred Dividend Fund returned 2.48% at net asset value relative to common stock. By comparison, the average income and preferred stock closed-end fund returned 1.46%, according to Lipper, Inc., while the Standard & Poor's 500 Index returned -13.84% and the Dow Jones Utility Average returned -23.72%.

FOCUS ON QUALITY PAYS OFF

Thanks to our focus on high-quality investments - which is driven by our research process and emphasis on good company fundamentals - we completely avoided the collapse of Enron, never having held any of its securities in the Fund. We also

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 37%, the second is Finance 17%, the third Broker services 12%, the fourth Oil & gas 10%, and the fifth Banks-U.S. 9%.]
--------------------------------------------------------------------------------

avoided other stocks that came under pressure due to Enron-like concerns, including companies with energy trading operations such as Williams Company, Dynegy, Calpine and AES. Our best performers during the period were companies involved in the production and distribution of oil and natural gas. Anadarko Petroleum, Apache and Devon Energy, for example, each posted strong gains as energy prices rose and then stabilized at relatively high prices.

Our long-term commitment to well-managed, regionally based electric transmission and distribution companies served us well. NSTAR (the former Boston Edison), for example, performed

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets plus preferred shares on 5-31-02." The chart is divided into three sections (from top to left): Preferred stocks 83%, Common stocks 14%, and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

reasonably well, thanks in part to a favorable regulatory environment. Another good regional performer with a higher-than- average dividend yield was WPS Resources. We also saw strong gains from the common stocks of companies with major gas pipeline infrastructure and/or natural gas reserves, including Dominion Resources.

One of our biggest detractors during the period was the common stock of electric provider Sierra Pacific Resources, which performed poorly when a very unexpected, and we believe unreasonable, regulatory ruling was announced in Nevada in

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost earnings prospects." The second listing is NSTAR followed by an up arrow with the phrase "Improved regulatory environment paves way for better financial results." The third listing is Sierra Pacific Resources followed by a down arrow with the phrase "Unfriendly/unfair regulatory actions in Nevada hurt liquidity."]
--------------------------------------------------------------------------------

late March concerning purchased power cost recovery. We are riding out the storm with Sierra, as we feel the company has a strong case to present to the legislature and state supreme court to allow it to recover most of its power costs.

OUTLOOK

Given what we believe is a rather anemic economy, we don't believe that the Federal Reserve Board is in any hurry to raise interest rates. With this backdrop in mind, we wouldn't expect preferreds to appreciate in price as much as they did during 2001, when interest rates fell dramatically. So we're likely to focus on preferred stocks that are selling below par and on high-coupon cushion preferreds, both of which are attractive on a total return basis and immunize the portfolio from rising interest rates as the economy slowly strengthens. In contrast, we believe utility stocks can perform better than they have during previous economic upturns, which typically favor faster-growing stocks. Our belief is based on the fact that most utilities have attractive earnings growth prospects and their stocks are priced lower than they have been in decades from a price-to-earnings perspective. So the sector looks cheap relative to other industry sectors. In our view, "Enronitis" has unfairly tainted the entire utility sector. Furthermore, we believe that 2001 served as a useful reminder for shareholders about the importance of diversification. Because of that, we don't think that utility stocks will be left out in the cold even if the economy begins to enjoy a quick and sharp rebound.

"...we believe utility stocks can perform better than they have during previous economic upturns..."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on May 31, 2002

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.




SHARES                                           ISSUER                                                               VALUE

---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  131.83%                                                                                      $118,519,585
---------------------------------------------------------------------------------------------------------------------------
(Cost $127,789,310)

Agricultural Operations  5.17%                                                                                   $4,650,000
60,000                                           Ocean Spray Cranberries, Inc., 6.14% (R)                         4,650,000

Automobiles/Trucks  1.04%                                                                                           933,660
35,100                                           Ford Motor Co., 8.25%, Depositary Shares, Ser B                    933,660

Banks - United States  14.63%                                                                                    13,154,250
1,900                                            ABN AMRO North America, Inc., 8.75%, Ser A (R)                   2,037,750
100,000                                          FleetBoston Financial Corp., 6.75%,
                                                  Depositary Shares, Ser VI                                       5,100,000
133,700                                          HSBC USA, Inc., $2.8575                                          6,016,500

Broker Services  19.02%                                                                                          17,098,171
100,600                                          Bear Stearns Companies, Inc., 6.15%, Ser E                       4,300,650
40,000                                           Bear Stearns Companies., Inc., 5.72%, Ser F                      1,598,000
48,000                                           Lehman Brothers Holdings, Inc., 5.67%,
                                                  Depositary Shares, Ser D                                        1,932,000
102,500                                          Lehman Brothers Holdings, Inc., 5.94%, Ser C                     4,202,500
180,700                                          Merrill Lynch & Co., Inc., 9.00%,
                                                  Depositary Shares, Ser A                                        5,065,021

Diversified Operations  2.61%                                                                                     2,343,500
86,000                                           Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A              2,343,500

Finance  26.56%                                                                                                  23,878,800
52,000                                           Citigroup, Inc., 6.213%, Ser G                                   2,454,400
88,700                                           Citigroup, Inc., 6.231%, Depositary Shares, Ser H                4,062,460
129,200                                          Household International Inc., 8.25%,
                                                  Depositary Shares, Ser 92-A                                     3,262,300


See notes to
financial statements.

6




SHARES                                           ISSUER                                                               VALUE

Finance  (continued)
157,000                                          Household International, Inc., 7.50%,
                                                  Depositary Shares, Ser 2001-A                                  $3,849,640
100,000                                          J.P. Morgan Chase & Co., 6.625%,
                                                  Depositary Shares, Ser H                                        4,850,000
108,000                                          SLM Corp., 6.97%, Ser A                                          5,400,000

Leasing Companies  5.68%                                                                                          5,104,000
220,000                                          AMERCO, 8.50%, Ser A                                             5,104,000

Media  5.03%                                                                                                      4,525,650
203,400                                          Shaw Communications Inc., 8.45%, Ser A (Canada)                  4,525,650

Oil & Gas  15.78%                                                                                                14,190,033
60,139                                           Anadarko Petroleum Corp., 5.46%, Depositary Shares               4,946,433
52,200                                           Apache Corp., 5.68%, Depositary Shares, Ser B                    4,593,600
50,000                                           Devon Energy Corp., 6.49%, Ser A                                 4,650,000

Utilities  36.31%                                                                                                32,641,521
240,000                                          Alabama Power Co., 5.20%                                         4,944,000
20,000                                           Baltimore Gas & Electric Co., 6.99%, Ser 1995                    2,050,000
199,800                                          Coastal Finance I, 8.375%                                        4,915,080
136,600                                          El Paso Tennessee Pipeline Co., 8.25%, Ser A                     6,761,700
60,000                                           Energy East Capital Trust I, 8.25%                               1,506,000
40,000                                           Entergy London Capital, L.P., 8.625%, Ser A                      1,020,400
10,500                                           Massachusetts Electric Co., 6.99%                                1,071,000
14,350                                           PSI Energy, Inc., 6.875%                                         1,391,950
19,000                                           Public Service Electric & Gas Co., 6.92%                         1,933,250
30,000                                           Puget Sound Energy, Inc., 7.45%, Ser II                            750,000
110,000                                          Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                 2,090,000
148,400                                          TDS Capital Trust II, 8.04%                                      3,652,124
5,478                                            Wisconsin Public Service Corp., 6.76%                              556,017

---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  22.29%                                                                                           $20,039,580
---------------------------------------------------------------------------------------------------------------------------

(Cost $20,231,862)

Utilities  22.29%                                                                                                20,039,580
60,000                                           Alliant Energy Corp.                                             1,651,200
88,000                                           Aquila, Inc.                                                     1,139,600
27,500                                           Dominion Resources, Inc.                                         1,781,450
30,000                                           DTE Energy Co.                                                   1,404,000
81,000                                           KeySpan Corp.                                                    3,066,660
27,000                                           NiSource, Inc.                                                     654,210
43,000                                           Northeast Utilities                                                853,550
50,000                                           NSTAR                                                            2,400,000
37,500                                           Progress Energy, Inc.                                               10,875
73,500                                           Puget Energy, Inc.                                               1,532,475
21,662                                           Reliant Energy, Inc.                                               368,470
234,000                                          Sierra Pacific Resources                                         1,630,980
42,000                                           TECO Energy, Inc.                                                1,045,800
30,000                                           WPS Resources Corp.                                              1,232,400
59,000                                           Xcel Energy, Inc.                                                1,267,910


                                                                                                      See notes to
                                                                                                      financial statements.

                                                                                                                        7



                                          INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE        RATE       (000S OMITTED)        VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.26%                                         $3,827,649
--------------------------------------------------------------------------------
(Cost $3,827,649)

Commercial Paper  4.26%
Chevron USA, Inc., 06-03-02               1.65%       $3,828          $3,827,649

--------------------------------------------------------------------------------
TOTAL INVESTMENTS  158.38%                                          $142,386,814
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (58.38%)                         ($52,486,880)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                            $89,899,934
--------------------------------------------------------------------------------

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,687,750, or 7.44% of net assets, as of May 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



See notes to
financial statements.

8



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

May 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $151,848,821)                            $142,386,814
Cash                                                                         653
Dividends receivable                                                     273,408
Other assets                                                              30,583
Total assets                                                         142,691,458

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable to affiliates                                                    120,141
Other payables and accrued expenses                                       74,694
Total liabilities                                                        194,835
Auction Rate Preferred Shares (ARPS), at value,
 unlimited number of shares of beneficial
 interest authorized with no par value,
 525 shares issued, liquidation preference
 of $100,000 per share                                                52,596,689

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Common shares capital paid-in                                         99,156,472
Accumulated net realized loss on investments                          (1,934,686)
Net unrealized depreciation of investments                            (9,462,007)
Undistributed net investment income                                    2,140,155
Net assets applicable to common shares                               $89,899,934

--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
--------------------------------------------------------------------------------
Based on 7,257,200 shares of beneficial interest
 outstanding - unlimited number of shares
 authorized with no par value                                             $12.39



                                                           See notes to
                                                           financial statements.

                                                                               9



FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended May 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $10,331,981
Interest                                                                  69,796
Total investment income                                               10,401,777

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,173,362
Administration fee                                                       219,997
ARPS auction fee                                                         164,042
Federal excise tax                                                        90,419
Auditing fee                                                              58,750
Printing                                                                  47,083
Custodian fee                                                             36,941
Miscellaneous                                                             23,849
Transfer agent fee                                                        19,953
Trustees' fee                                                              7,062
Legal fee                                                                  2,160

Total expenses                                                         1,843,618

Net investment income                                                  8,558,159

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                      (1,651,031)
Change in net unrealized appreciation
 (depreciation) of investments                                        (3,644,115)

Net realized and unrealized loss                                      (5,295,146)

Distributions to ARPS                                                 (1,164,688)

Increase in net assets from operations                                $2,098,325



See notes to
financial statements.

10



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase due to the sale of common shares.


                                           YEAR                        YEAR
                                           ENDED                      ENDED
                                           5-31-01                  5-31-02

--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                     $8,994,403             $8,558,159
Net realized gain (loss)                     867,601             (1,651,031)
Change in net unrealized
 appreciation (depreciation)               7,593,851             (3,644,115)
Distributions to ARPS                     (2,427,162)            (1,164,688)

Increase in net assets resulting
 from operations                          15,028,693              2,098,325

Distributions to
 common shareholders
From net investment income                (6,269,686)            (6,269,099)

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES
--------------------------------------------------------------------------------
Beginning of period                       85,311,701             94,070,708

End of period1                           $94,070,708            $89,899,934


1 Includes undistributed net investment income of $925,577 and $2,140,155, respectively.



                                                           See notes to
                                                           financial statements.

                                                                              11



---------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                               5-31-98         5-31-99       5-31-00       5-31-01        5-31-02

-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                        $13.54          $14.54        $13.84        $11.76         $12.96
Net investment income1                        1.37            1.23          1.25          1.24           1.18
Net realized and unrealized
 gain (loss) on investments                   1.08           (0.61)        (2.16)         1.16          (0.73)
Distributions to ARPS                        (0.30)          (0.29)        (0.31)        (0.34)         (0.16)
Total from investment operations              2.15            0.33         (1.22)         2.06           0.29
Less distributions to
 common shareholders
From net investment income                   (1.15)          (1.03)        (0.86)        (0.86)         (0.86)
Net asset value, end of period              $14.54          $13.84        $11.76        $12.96         $12.39
Per share market value,
 end of period                              $14.56          $11.50        $10.25        $11.75         $12.47
Total return at market value2 (%)            14.72          (14.79)        (3.37)        23.81          13.76

-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets applicable to common shares,
 end of period (in millions)                  $106            $100           $85           $94            $90
Ratio of expenses
 to average net assets3 (%)                   1.89            1.84          1.96          1.91           1.96
Ratio of net investment income
 to average net assets4 (%)                   9.72            8.66          9.97          9.89           9.09
Portfolio turnover (%)                          64              30            22            10             16

-------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------
Total value of ARPS outstanding
 (in millions)                                 $53             $53           $53           $53            $53
Involuntary liquidation preference
 per unit (in thousands)                      $100            $100          $100          $100           $100
Approximate market value
 per unit (in thousands)                      $100            $100          $100          $100           $100
Asset coverage per unit5                  $296,903        $290,113      $260,212      $276,853       $270,318


1 Based on the average of the shares outstanding.
2 Assumes dividend reinvestment.
3 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.25%, 1.22%, 1.24%, 1.21% and 1.26%, respectively.
4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.42%, 5.73%, 6.31%, 6.27% and 5.84%, respectively.
5 Calculated by subtracting the Fund's total liabilities (excluding the ARPS) from the Fund's total assets and dividing that amount by the number of ARPS outstanding, as of the applicable 1940 Act Evaluation Date.


See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

NOTE A

Accounting policies
John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,313,256 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2003 - $85,236 and May 31, 2010 - $1,228,020. Additionally, net capital losses of $451,502 that are attributable to security transactions incurred after October 31, 2001, are treated as arising on June 1, 2002, the first day of the Fund's next taxable year.

Dividends, interest
and distributions
Dividend income on investment securities is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis.

Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. During the year ended May 31, 2002, the tax character of distributions was as follows: ordinary income -$7,433,787. As of May 31, 2002, the components of distributable earnings on a tax basis included $2,135,477 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Auction rate preferred shares
The Fund issued 525 shares of Auction Rate Preferred Shares ("ARPS") on July 29, 1993 in a public offering. The underwriting discount on the ARPS of $918,750 and the offering costs associated with the offering of the common shares and ARPS of $610,007 were recorded as a reduction of the capital of the common shares.

Dividends on the ARPS, which accrue daily, are cumulative at a rate that was established at the offering of the ARPS and has been reset every 49 days thereafter by auction. Dividend rates on the ARPS ranged from 1.50% to 3.20% during the year ended May 31, 2002. Accrued dividends on ARPS are included in the value of ARPS on the Fund's statement of assets and liabilities.

The ARPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The ARPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the ARPS. If the dividend on the ARPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the ARPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the ARPS and the common shares have equal voting rights of one vote per share, except that the holders of the ARPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the ARPS and common shares. The ARPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the ARPS, as defined in the Fund's by-laws. On September 12, 2001, the Fund's Trustees approved the elimination of the dividend coverage test effective October 1, 2001.

Change in financial classification for ARPS
In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its ARPS outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to ARPS shareholders are now classified as a component of the "Increase in net assets from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total from investment operations" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Fund.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the ARPS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets plus the value attributable to the ARPS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions
This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                            YEAR ENDED 5-31-01              YEAR ENDED 5-31-02
                           SHARES        AMOUNT           SHARES         AMOUNT

Beginning of period     7,257,200   $99,302,971        7,257,200    $99,248,833
Reclassification of
 capital accounts               -       (54,138)               -        (92,361)
End of period           7,257,200   $99,248,833        7,257,200    $99,156,472


NOTE D
Investment transactions
Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2002, aggregated $22,723,953 and $24,816,654, respectively.

The cost of investments owned on May 31, 2002, including short-term investments, for federal income tax purposes was $152,018,749. Gross unrealized appreciation and depreciation of investments aggregated $3,523,978 and

$13,155,913, respectively, resulting in net unrealized depreciation of $9,631,935. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts
During the year ended May 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,155, an increase in undistributed net investment income of $90,206 and a decrease in capital paid-in of $92,361. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

---------
AUDITORS'
REPORT
---------

Report of Deloitte & Touche LLP, Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Patriot Preferred Dividend Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Preferred Dividend Fund (the "Fund"), including the schedule of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Patriot Preferred Dividend Fund as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 5, 2002

-----------
TAX
INFORMATION
-----------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 2002.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 95.72% qualified for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the tax character of all distributions for calendar year 2002.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

On November 20, 2001, the Fund's Trustees approved the following investment policy restriction change effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying preferred stocks. "Assets" is defined as net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

DIVIDEND
REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services ("Plan Agent") as agent for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent.

Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as previously described.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A. c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE
If you have any questions concerning the John Hancock Patriot Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING
On March 7, 2002, the Annual Meeting of the Fund was held to elect six Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:


                                                           WITHHELD
                                        FOR                AUTHORITY
--------------------------------------------------------------------------------

James F. Carlin                         4,481,680          72,376
William H. Cunningham                   4,479,705          74,351
John P. Toolan                          4,473,215          80,841
Patti McGill Peterson                   4,477,680          76,376
Dr. John A. Moore                       4,477,505          76,551

The preferred shareholders elected John M. DeCiccio to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 322 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 2002, with the votes tabulated as follows: 4,474,728 FOR, 41,057 AGAINST and 38,271 ABSTAINING.

----------
TRUSTEES
& OFFICERS
----------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                      NUMBER OF
NAME, AGE                                      TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER              OF FUND           FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS              SINCE 1               BY TRUSTEE

--------------------------------------------------------------------------------
James F. Carlin2, Born: 1940                   1993              28
--------------------------------------------------------------------------------
Chairman and CEO, Alpha Analytical Laboratories
(chemical analysis); Part Owner and Treasurer,
Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (since 1996);
Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc.
(management/investments); Director/Partner, Proctor
Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust;
Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until
2000), HealthPlan Services, Inc. (until 1999),
Flagship Healthcare, Inc. (until 1999), Carlin
Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

--------------------------------------------------------------------------------
William H. Cunningham, Born: 1944              1995                          28
--------------------------------------------------------------------------------
Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since
2000), STC Broadcasting, Inc. and Sunrise Television
Corp. (since 2000), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle
Foods Corporation (since 2000), rateGenius (since
2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation
(diversified life insurance company), New Century
Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), LBJ Foundation
(until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com
(until 2001), Southwest Airlines and Introgen;
Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

--------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                     1998                          28
--------------------------------------------------------------------------------
Chairman and Chief Executive Officer, R.M. Bradley &
Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore
Medical Center; Director, BJ's Wholesale Club, Inc.
and a corporator of the Eastern Bank; Trustee, Emmanuel College.

--------------------------------------------------------------------------------
Charles L. Ladner2, Born: 1938                 1993                          28
--------------------------------------------------------------------------------
Chairman and Trustee, Dunwoody Village, Inc.
(continuing care retire- ment community); Senior Vice
President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired
1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P.
(until 1997)(gas distribution); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (since 2001).

--------------------------------------------------------------------------------
John A. Moore2, Born: 1939                     2002                          28
--------------------------------------------------------------------------------
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences
International (health research) (since 1998);
Principal, Hollyhouse (consulting) (since 2000);
Director, CIIT (nonprofit research) (since 2002).
Patti McGill Peterson, Born: 1943 2002 28 Executive
Director, Council for International Exchange of
Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director,
Niagara Mohawk Power Corporation (electric utility).

--------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                  1993                          28
--------------------------------------------------------------------------------
Chairman and Chief Executive Officer, Mast Holdings,
Inc. (since 2000); Director and President, Mast
Holdings, Inc. (until 2000); Managing Director,
JonJames, LLC (real estate) (since 2001); Director,
First Signature Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

--------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                    1993                          36
--------------------------------------------------------------------------------
Lieutenant General, United States Marine Corps;
Deputy Chief of Staff for Manpower and Reserve
Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine
Division (retired 1991).

--------------------------------------------------------------------------------
John P. Toolan2, Born: 1930                    1993                          28
--------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds, The Smith
Barney Tax-Free Money Funds, Inc., Vantage Money
Market Funds (mutual funds), The Inefficient-Market
Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith
Barney Trust Company (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith
Barney Advisers, Inc. (investment advisers) (retired
1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney,
Harris Upham & Co., Incorporated (investment bankers)
(until 1991).

INTERESTED TRUSTEES3

NAME, AGE                                                              NUMBER OF
POSITION(S) HELD WITH FUND                     TRUSTEE              JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER              OF FUND            FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS              SINCE1                 BY TRUSTEE

--------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                   2001                          59
--------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief Investment
Officer, John Hancock Financial Services, Inc.;
Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance
Company; Chairman of the Committee of Finance of John
Hancock Life Insurance Company; Director, John
Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the
"Adviser") and The Berkeley Financial Group, LLC
("The Berkeley Group"), John Hancock Funds, LLC
("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock
Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services,
Inc.("Signature Services") (until 1997).

--------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                    2000                          59
--------------------------------------------------------------------------------
Trustee, Chairman, President and Chief Executive
Officer Executive Vice President, John Hancock
Financial Services, Inc., John Hancock Life Insurance
Company; Chairman, Director, President and Chief
Executive Officer, the Adviser and The Berkeley
Group; Chairman, Director and Chief Executive
Officer, John Hancock Funds; Chairman, Director and
President, Insurance Agency, Inc.; Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director,
Independence Investment LLC, Independence Fixed
Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999);
Senior Vice President, Connecticut Mutual Insurance
Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                               OFFICER
PRINCIPAL OCCUPATION(S) AND                                              OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                          SINCE

--------------------------------------------------------------------------------
William L. Braman, Born: 1953                                              2000
--------------------------------------------------------------------------------
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment
Officer, the Adviser and each of the John Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment Officer, Baring Asset
Management, London U.K. (until 2000).

--------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                               2000
--------------------------------------------------------------------------------
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and
Treasurer, the Adviser, John Hancock Funds, and The
Berkeley Group; Second Vice President and Senior
Associate Controller, Corporate Tax Department, John
Hancock Financial Services, Inc. (until 2001).

--------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                1993
--------------------------------------------------------------------------------
Senior Vice President, Secretary and Chief Legal
Officer Senior Vice President, Secretary and Chief
Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services
(until 2000), Director, Senior Vice President and
Secretary, NM Capital.

--------------------------------------------------------------------------------
William H. King, Born: 1952                                                1993
--------------------------------------------------------------------------------
Vice President and Treasurer Vice President and
Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds;
Assistant Treasurer of each of the John Hancock funds
(until 2001).

--------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                              1993
--------------------------------------------------------------------------------
Vice President and Compliance Officer Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock
Funds.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.
2 Member of Audit Committee.
3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

-----------
FOR YOUR
INFORMATION
-----------

For shareholder assistance refer to page 20

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT FOR COMMON SHAREHOLDERS
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

CUSTODIAN
The Bank of New York
1 Wall Street
New York, New York 10286

TRANSFER AGENT FOR
AUCTION RATE PREFERRED SHARES
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange:
PPF


--------------------------------------------------------------------------------
                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------

On the Internet                     www.jhfunds.com

By regular mail                     Mellon Investor Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, New Jersey 07660

Customer service representatives    1-800-852-0218

24-hour automated information       1-800-843-0090

TDD Line                            1-800-231-5469




--------------------------------------------------------------------------------

[LOGO]       John Hancock
          ------------------
          JOHN HANCOCK FUNDS


1-800-852-0218                                                  --------------
1-800-843-0090                                                    PRESORTED
1-800-231-5469 (TDD)                                              STANDARD
                                                                U. S. POSTAGE
www.jhfunds.com                                                     PAID
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                                                                --------------




                                                                     P700A  5/02
                                                                            7/02